UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

LANDAMERICA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-13990	54-1589611
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia	23235-5153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2004, LandAmerica Financial Group, Inc. entered into a Third Amendment to Revolving Credit Agreement dated as of October 27, 2004 (the “Third Amendment”) by and among the Company, the several banks and other financial institutions that are parties to it and SunTrust Bank, in its capacity as administrative agent for the lenders, as issuing bank and as swingline lender. The Third Amendment amends the Revolving Credit Agreement dated November 6, 2003 among such parties, as amended by the First Amendment to Revolving Credit Agreement dated as of March 17, 2004 and the Second Amendment to Revolving Credit Agreement dated as of April 30, 2004.

The material terms of the Third Amendment revised certain restrictive covenants in the Revolving Credit Agreement in order to increase the Company’s flexibility to:

•	incur other indebtedness;

•	make loans to agents;

•	declare or pay cash dividends to its shareholders and purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash;

•	use a Rabbi Trust to purchase, redeem or otherwise acquire shares of its common stock; and

•	guaranty indebtedness of its subsidiaries, affiliates or agents of its subsidiaries.

The full text of the Third Amendment is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.

Item 2.02 Results of Operations and Financial Condition.

The Company issued a press release on October 27, 2004 reporting its financial results for the quarter and nine months ended September 30, 2004. The press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 8.01 Other Events.

The Company issued a press release on October 27, 2004 announcing the declaration of its quarterly dividend. The press release is attached as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Revolving Credit Agreement, dated October 27, 2004, between the Company and SunTrust Bank, as Administrative Agent for a syndicate of financial institutions named therein.

99.1	Press Release dated October 27, 2004 relating to the Company’s earnings.

99.2	Press Release dated October 27, 2004 relating to the Company’s quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: October 27, 2004	By:	/s/ G. William Evans
G. William Evans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Revolving Credit Agreement, dated October 27, 2004, between the Company and SunTrust Bank, as Administrative Agent for a syndicate of financial institutions named therein.

99.1	Press Release dated October 27, 2004 relating to the Company’s earnings.

99.2	Press Release dated October 27, 2004 relating to the Company’s quarterly dividend.